SUPPLEMENT TO THE PROSPECTUS

                         CREDIT SUISSE HIGH INCOME FUND

The following information supersedes certain information in the fund's
Prospectus.

     Dennis M. Schaney (see biography below) joins Michael E. Gray on the Credit Suisse High Yield Management Team, which is responsible for the day-to-day portfolio management of the fund. Richard J. Lindquist, Michael Buchanan and Michael J. Dugan are no longer members of the team.

Team Member Biography

DENNIS M. SCHANEY, Managing Director, is Global Head of Fixed Income. He joined Credit Suisse Asset Management, LLC in 2003 from BlackRock Financial Management, where from 1998 until 2003 he was head of leveraged finance, co-head of credit research and a member of the firm's investment strategy group. Prior to his tenure at BlackRock, Mr. Schaney spent nine years with Merrill Lynch where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. Mr. Schaney holds a B.A. in Psychology from the University of Bridgeport and a M.S. in financial management from Fairfield University.

Dated: April 8, 2005                                              CSHIF-16-0405
                                                                  2005-010